Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes

Note 5. Income Taxes

Opexa uses the liability method, where deferred tax assets and liabilities are determined based on the expected future tax consequences of temporary differences between the carrying amounts of assets and liabilities for financial and income tax reporting purposes.

At December 31, 2012 and 2011, Opexa had approximately $69 million and approximately $61 million of unused net operating losses, respectively, available for carry forward to future years. The unused net operating losses begin to expire at December 31, 2024. At December 31, 2012 and 2011, Opexa’s deferred tax asset resulting from its cumulative NOLs amounted to $23,678,228 and $20,876,592, respectively which is covered by a full valuation allowance due to uncertainty of Opexa’s ability to generate future taxable income necessary to realize the related deferred tax asset.